UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22662

Short Duration High Income Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Short Duration High Income Portfolio

April 30, 2019

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 74.1%
Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.9%

Bombardier, Inc., 6.125%, 1/15/23(1)	$500	$500,625

TransDigm, Inc., 6.00%, 7/15/22	500	508,125

		$1,008,750

Air Transportation — 1.7%

Air Canada, 7.75%, 4/15/21(1)	$500	$536,250

United Continental Holdings, Inc., 4.25%, 10/1/22	65	65,650

United Continental Holdings, Inc., 6.00%, 12/1/20	250	260,938

		$862,838

Automotive & Auto Parts — 3.7%

Fiat Chrysler Automobiles N.V., 4.50%, 4/15/20	$500	$505,625

Ford Motor Credit Co., LLC, 5.875%, 8/2/21	250	261,711

IHO Verwaltungs GmbH, 4.125%, (4.125% Cash or 4.875% PIK), 9/15/21(1)(2)	750	757,500

ZF North America Capital, Inc., 4.00%, 4/29/20(1)	420	421,661

		$1,946,497

Banking & Thrifts — 1.0%

CIT Group, Inc., 5.00%, 8/15/22	$500	$521,250

		$521,250

Broadcasting — 2.5%

Netflix, Inc., 5.50%, 2/15/22	$500	$527,500

Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	750	752,812

		$1,280,312

Building Materials — 1.1%

Builders FirstSource, Inc., 5.625%, 9/1/24(1)	$63	$63,394

WESCO Distribution, Inc., 5.375%, 12/15/21	500	506,875

		$570,269

Cable & Satellite TV — 2.2%

Altice Luxembourg SA, 7.75%, 5/15/22(1)	$360	$367,650

Cablevision Systems Corp., 8.00%, 4/15/20	500	522,140

DISH DBS Corp., 5.125%, 5/1/20	250	252,187

		$1,141,977

Chemicals — 1.0%

W.R. Grace & Co., 5.125%, 10/1/21(1)	$500	$520,000

		$520,000

Security	Principal Amount (000’s omitted)	Value

Consumer Products — 1.5%

Mattel, Inc., 2.35%, 8/15/21	$825	$794,063

		$794,063

Containers — 0.5%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)	$250	$253,940

		$253,940

Diversified Financial Services — 5.7%

Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(1)	$250	$260,433

DAE Funding, LLC, 5.25%, 11/15/21(1)	705	727,912

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	750	774,585

Jefferies Finance, LLC/JFIN Co-Issuer Corp., 7.50%, 4/15/21(1)	200	205,100

Navient Corp., 6.50%, 6/15/22	500	528,125

Navient Corp., 8.00%, 3/25/20	250	259,688

Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	215	224,376

		$2,980,219

Diversified Media — 1.0%

Nielsen Finance, LLC/Nielsen Finance Co., 5.00%, 4/15/22(1)	$500	$500,030

		$500,030

Energy — 9.6%

Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	$545	$549,770

Antero Resources Corp., 5.375%, 11/1/21	750	758,438

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(1)	360	396,000

Canbriam Energy, Inc., 9.75%, 11/15/19(1)	170	135,150

CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	503	513,689

Denbury Resources, Inc., 9.00%, 5/15/21(1)	10	10,200

Energy Transfer, L.P., 7.50%, 10/15/20	500	532,014

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	750	613,125

NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	25,750

Precision Drilling Corp., 6.50%, 12/15/21	6	6,138

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23	65	66,219

Tervita Escrow Corp., 7.625%, 12/1/21(1)	923	939,152

Transocean, Inc., 8.375%, 12/15/21	100	106,250

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	71	73,356

13	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)

Whiting Petroleum Corp., 5.75%, 3/15/21	$300	$308,910

		$5,034,161

Environmental — 1.8%

Clean Harbors, Inc., 5.125%, 6/1/21	$465	$466,744

GFL Environmental, Inc., 5.625%, 5/1/22(1)	500	498,750

		$965,494

Food & Drug Retail — 2.2%

Safeway, Inc., 3.95%, 8/15/20	$422	$419,890

Safeway, Inc., 4.75%, 12/1/21	759	755,205

		$1,175,095

Gaming — 4.8%

GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	$30	$30,602

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	400	413,500

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)	250	270,937

Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	210	213,150

Scientific Games International, Inc., 6.625%, 5/15/21	230	233,450

Studio City Co., Ltd., 7.25%, 11/30/21(1)	750	776,250

VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	530	583,000

		$2,520,889

Healthcare — 7.6%

Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	$250	$251,875

Bausch Health Cos., Inc., 6.50%, 3/15/22(1)	500	518,125

Centene Corp., 4.75%, 5/15/22	500	511,455

Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(2)	335	337,094

HCA, Inc., 5.875%, 3/15/22	500	534,904

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	385	417,686

Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/1/22(1)(2)	22	21,972

Tenet Healthcare Corp., 6.00%, 10/1/20	600	622,500

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21	500	491,472

Teva Pharmaceutical Finance Netherlands III B.V., 2.20%, 7/21/21	300	288,373

		$3,995,456

Security	Principal Amount (000’s omitted)	Value

Homebuilders & Real Estate — 1.7%

iStar, Inc., 5.25%, 9/15/22	$300	$303,000

RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	338	345,605

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, 4/15/21(1)	250	251,093

		$899,698

Metals & Mining — 2.3%

Eldorado Gold Corp., 6.125%, 12/15/20(1)	$500	$498,750

First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	665	678,716

New Gold, Inc., 6.25%, 11/15/22(1)	36	32,850

		$1,210,316

Railroad — 0.6%

Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	$300	$303,750

		$303,750

Services — 2.3%

Laureate Education, Inc., 8.25%, 5/1/25(1)	$549	$597,037

Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)	88	92,913

United Rentals North America, Inc., 4.625%, 7/15/23	500	510,000

		$1,199,950

Steel — 0.6%

Allegheny Technologies, Inc., 5.95%, 1/15/21	$285	$292,125

		$292,125

Super Retail — 2.0%

Murphy Oil USA, Inc., 6.00%, 8/15/23	$150	$154,125

Party City Holdings, Inc., 6.125%, 8/15/23(1)	375	381,562

Penske Automotive Group, Inc., 3.75%, 8/15/20	500	503,000

		$1,038,687

Technology — 4.9%

Alliance Data Systems Corp., 5.875%, 11/1/21(1)	$250	$255,937

EIG Investors Corp., 10.875%, 2/1/24	825	885,844

Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% Cash or 7.875% PIK), 5/1/21(1)(2)	395	397,469

Riverbed Technology, Inc., 8.875%, 3/1/23(1)	50	35,000

VMware, Inc., 2.30%, 8/21/20	1,000	993,352

		$2,567,602

14	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 6.2%

Digicel, Ltd., 6.00%, 4/15/21(1)	$650	$576,875

Hughes Satellite Systems Corp., 6.50%, 6/15/19	225	226,187

Hughes Satellite Systems Corp., 7.625%, 6/15/21	250	267,500

Level 3 Financing, Inc., 5.375%, 8/15/22	500	503,125

Qwest Corp., 6.75%, 12/1/21	500	534,117

SBA Communications Corp., 4.00%, 10/1/22	75	75,750

Sprint Communications, Inc., 7.00%, 8/15/20	375	390,000

Sprint Corp., 7.25%, 9/15/21	625	656,250

		$3,229,804

Utility — 3.7%

AES Corp. (The), 4.00%, 3/15/21	$570	$577,125

AES Corp. (The), 4.875%, 5/15/23	500	509,030

Calpine Corp., 5.375%, 1/15/23	250	252,500

Calpine Corp., 6.00%, 1/15/22(1)	125	126,719

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	350	347,812

Vistra Energy Corp., 5.875%, 6/1/23	100	102,375

		$1,915,561

Total Corporate Bonds & Notes (identified cost $38,624,534)		$38,728,733

Senior Floating-Rate Loans — 22.4%(3)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace — 1.0%

TransDigm, Inc., Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing 6/9/23	$536	$534,584

		$534,584

Automotive & Auto Parts — 0.3%

Navistar International Corporation, Term Loan, 5.99%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$141	$141,088

		$141,088

Broadcasting — 0.3%

iHeartCommunications, Inc., Term Loan, Maturing 7/30/19(4)	$121	$89,691

iHeartCommunications, Inc., Term Loan, Maturing 1/30/20(4)	61	45,420

		$135,111

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers — 2.5%

Berry Global, Inc., Term Loan, 4.23%, (1 mo. USD LIBOR + 1.75%), Maturing 1/6/21	$500	$500,052

BWAY Holding Company, Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing 4/3/24	44	43,066

Reynolds Group Holdings, Inc., Term Loan, 5.23%, (1 mo. USD LIBOR + 2.75%), Maturing 2/5/23	746	749,102

		$1,292,220

Food, Beverage & Tobacco — 1.4%

HLF Financing S.a.r.l., Term Loan, 5.73%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$129	$129,997

US Foods, Inc., Term Loan, 4.48%, (1 mo. USD LIBOR + 2.00%), Maturing 6/27/23	597	596,869

		$726,866

Gaming — 4.1%

CCM Merger, Inc., Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing 8/8/21	$979	$980,297

GLP Financing, LLC, Term Loan, 3.98%, (1 mo. USD LIBOR + 1.50%), Maturing 4/28/21	636	633,182

Stars Group Holdings B.V. (The), Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing 7/10/25	538	541,559

		$2,155,038

Healthcare — 0.5%

Acadia Healthcare Company, Inc., Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing 2/16/23	$31	$30,846

Kinetic Concepts, Inc., Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing 2/2/24	12	12,020

Press Ganey Holdings, Inc., Term Loan, 5.23%, (1 mo. USD LIBOR + 2.75%), Maturing 10/23/23	176	175,807

Press Ganey Holdings, Inc., Term Loan - Second Lien, 8.98%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	39	39,122

		$257,795

Insurance — 0.2%

Sedgwick Claims Management Services, Inc., Term Loan, 5.73%, (1 mo. USD LIBOR + 3.25%), Maturing 12/31/25	$135	$134,473

		$134,473

Services — 2.9%

AlixPartners, LLP, Term Loan, 5.23%, (1 mo. USD LIBOR + 2.75%), Maturing 4/4/24	$490	$491,400

15	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Services (continued)

Asurion, LLC, Term Loan - Second Lien, 8.98%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$535	$546,703

Prime Security Services Borrower, LLC, Term Loan, Maturing 5/2/22(4)	500	501,404

		$1,539,507

Steel — 1.4%

Zekelman Industries, Inc., Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing 6/14/21	$737	$737,671

		$737,671

Technology — 4.3%

EIG Investors Corp., Term Loan, 6.39%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$440	$440,759

First Data Corporation, Term Loan, 4.48%, (1 mo. USD LIBOR + 2.00%), Maturing 7/8/22	553	553,261

Infor (US), Inc., Term Loan, 5.23%, (1 mo. USD LIBOR + 2.75%), Maturing 2/1/22	661	661,826

SS&C Technologies, Inc., Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	168	168,688

Veritas Bermuda, Ltd., Term Loan, 7.01%, (USD LIBOR + 4.50%), Maturing 1/27/23(5)	446	419,645

		$2,244,179

Telecommunications — 2.4%

CenturyLink, Inc., Term Loan, Maturing 11/1/22(4)	$750	$751,406

Zayo Group, LLC, Term Loan, 4.48%, (1 mo. USD LIBOR + 2.00%), Maturing 1/19/21	499	499,819

		$1,251,225

Utility — 1.1%

TEX Operations Co., LLC, Term Loan, 4.48%, (1 mo. USD LIBOR + 2.00%), Maturing 8/4/23	$464	$464,884

Vistra Operations Company, LLC, Term Loan, 4.73%, (1 mo. USD LIBOR + 2.25%), Maturing 12/14/23	104	104,890

		$569,774

Total Senior Floating-Rate Loans (identified cost $11,747,625)		$11,719,531

Convertible Bonds — 1.0%
Security	Principal Amount (000’s omitted)	Value

Healthcare — 0.5%

Teva Pharmaceutical Finance Co., LLC, 0.25%, 2/1/26	$250	$232,807

		$232,807

Utility — 0.5%

Pattern Energy Group, Inc., 4.00%, 7/15/20	$270	$274,485

		$274,485

Total Convertible Bonds (identified cost $493,145)		$507,292

Miscellaneous — 0.0%
Security	Principal Amount (000’s omitted)	Value

Technology — 0.0%

Avaya, Inc., Escrow Certificates(6)(7)	$125	$0

Total Miscellaneous (identified cost $0)		$0

Short-Term Investments — 4.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.54%(8)	2,449,654	$2,449,654

Total Short-Term Investments (identified cost $2,449,602)		$2,449,654

Total Investments — 102.2% (identified cost $53,314,906)		$53,405,210

Other Assets, Less Liabilities — (2.2)%		$(1,142,650)

Net Assets — 100.0%		$52,262,560

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2019, the aggregate value of these securities is $16,580,238 or 31.7% of the Portfolio’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

16	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Portfolio of Investments (Unaudited) — continued

(3)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(4)	This Senior Loan will settle after April 30, 2019, at which time the interest rate will be determined.

(5)

The stated interest rate represents the weighted average interest rate at April 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(6)	Non-income producing security.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2019.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2019

Unaffiliated investments, at value (identified cost, $50,865,304)	$50,955,556

Affiliated investment, at value (identified cost, $2,449,602)	2,449,654

Cash	29,378

Interest receivable	626,447

Dividends receivable from affiliated investment	8,575

Receivable for investments sold	341,246

Receivable from affiliate	4,737

Total assets	$54,415,593

Liabilities

Payable for investments purchased	$2,080,110

Payable to affiliates:

Investment adviser fee	23,640

Trustees’ fees	303

Accrued expenses	48,980

Total liabilities	$2,153,033

Net Assets applicable to investors’ interest in Portfolio	$52,262,560

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2019

Interest and other income	$1,404,023

Dividends from affiliated investment	44,332

Total investment income	$1,448,355

Expenses

Investment adviser fee	$145,650

Trustees’ fees and expenses	1,863

Custodian fee	27,810

Legal and accounting services	28,158

Miscellaneous	1,870

Total expenses	$205,351

Deduct —

Allocation of expenses to affiliate	$33,040

Total expense reductions	$33,040

Net expenses	$172,311

Net investment income	$1,276,044

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(140,524)

Investment transactions — affiliated investment	137

Net realized loss	$(140,387)

Change in unrealized appreciation (depreciation) —

Investments	$690,163

Investments — affiliated investment	96

Net change in unrealized appreciation (depreciation)	$690,259

Net realized and unrealized gain	$549,872

Net increase in net assets from operations	$1,825,916

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

From operations —

Net investment income	$1,276,044	$2,469,561

Net realized loss	(140,387)	(585,865)

Net change in unrealized appreciation (depreciation)	690,259	(1,315,622)

Net increase in net assets from operations	$1,825,916	$568,074

Capital transactions —

Contributions	$10,432,086	$11,175,658

Withdrawals	(13,775,006)	(16,031,861)

Net decrease in net assets from capital transactions	$(3,342,920)	$(4,856,203)

Net decrease in net assets	$(1,517,004)	$(4,288,129)

Net Assets

At beginning of period	$53,779,564	$58,067,693

At end of period	$52,262,560	$53,779,564

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Financial Highlights

	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2018		2017		2016	2015	2014

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.65	%(2)(3)	0.66	%(3)(4)	0.67	%(3)	0.76%	0.76%	0.77%

Net investment income	4.82	%(2)	4.78%		4.80%		4.34%	4.24%	4.46%

Portfolio Turnover	33	%(5)	52%		69%		67%	41%	65%

Total Return	3.49	%(3)(5)	1.19	%(3)	6.10	%(3)	6.13%	1.50%	2.87%

Net assets, end of period (000’s omitted)	$52,263		$53,780		$58,068		$60,971	$57,554	$57,811

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Annualized.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.12%, 0.09% and 0.07% of average daily net assets for the six months ended April 30, 2019 and the years ended October 31, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended October 31, 2018.

(5)	Not annualized.

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2019

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2019, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 93.1%, 6.2% and 0.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

22

Short Duration High Income Portfolio

April 30, 2019

Notes to Financial Statements (Unaudited) — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Interim Financial Statements — The interim financial statements relating to April 30, 2019 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of holders of interests in the Portfolio. For the six months ended April 30, 2019, the Portfolio’s investment adviser fee amounted to $145,650 or 0.55% (annualized) of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $33,040 of the Portfolio’s operating expenses for the six months ended April 30, 2019. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $16,905,698 and $17,906,460, respectively, for the six months ended April 30, 2019.

23

Short Duration High Income Portfolio

April 30, 2019

Notes to Financial Statements (Unaudited) — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,179,374

Gross unrealized appreciation	$541,059

Gross unrealized depreciation	(315,223)

Net unrealized appreciation	$225,836

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2019.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$38,728,733	$—	$38,728,733

Senior Floating-Rate Loans	—	11,719,531	—	11,719,531

Convertible Bonds	—	507,292	—	507,292

Miscellaneous	—	—	0	0

Short-Term Investments	—	2,449,654	—	2,449,654

Total Investments	$—	$53,405,210	$0	$53,405,210

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2019 is not presented.

24

Eaton Vance

Short Duration High Income Fund

April 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

25

Eaton Vance

Short Duration High Income Fund

April 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration High Income Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Short Duration High Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered the abilities and experience of each Adviser’s investment professionals in making investments in fixed-income securities, including those with below-investment grade ratings and durations of three years or less. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted, that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

26

Eaton Vance

Short Duration High Income Fund

April 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s custom peer group and lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

27

Eaton Vance

Short Duration High Income Fund

April 30, 2019

Officers and Trustees

Officers of Eaton Vance Short Duration High Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Short Duration High Income Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Short Duration High Income Fund and Short Duration High Income Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton(1)

Marcus L. Smith(1)

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee
(1)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

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14893     4.30.19

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Short Duration High Income Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 24, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 24, 2019